                                                                 EXHIBIT (10)(g)




                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN

                               TABLE OF CONTENTS


                                ARTICLE

DEFINITIONS                                                      1

   1.1   Definitions                                             1
   1.2   Additional Definitions                                  2

                                ARTICLE II

SUPPLEMENTAL CONTRIBUTIONS                                       2

   2.1   Eligibility                                             2
   2.2   Supplemental Company Contributions                      3
   2.3   Deposit of Contributions                                3
   2.4   Allocation of Contributions                             3
   2.5   Separate Accounts                                       3

                                ARTICLE III

DISTRIBUTION                                                     4

   3.1   Vesting                                                 4
   3.2   Distribution                                            4
   3.3   Distribution in the Event of Death                      4

                                ARTICLE IV

ADMINISTRATION                                                   5

                                ARTICLE V

AMENDMENT AND TERMINATION                                        6

                                ARTICLE VI

MISCELLANEOUS                                                    6

   6.1   Non-Alienation of Retirement Rights
         or Benefits                                             6
   6.2   Plan Non-Contractual                                    7
   6.3   Trust                                                   7
   6.4   Interest of a Participant                               7
   6.5   Controlling Status                                      7
   6.6   Claims of Other Persons                                 7
   6.7   Severability                                            8
   6.8   Governing Law                                           8

                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN


              The Lubrizol Corporation hereby establishes, effective as of December 31, 1986, The Lubrizol Corporation Excess Defined Contribution Plan (the "Plan") for the purpose of supplementing the benefits of certain employees, as permitted by Section 3(36) of the Employee Retirement Income Security Act of 1974.
                                    ARTICLE

                                  DEFINITIONS

              1.1 Definitions. For the purposes hereof, the following words and phrases shall have the meanings indicated, unless a different meaning is plainly required by the context:

              (a) Beneficiary. The term "Beneficiary" shall mean the person or persons who shall be designated by a Participant to receive distribution of such Participant's interest under the Plan in the event such Participant dies before full distribution of his interest.

              (b) Code. The term "code" shall mean the Internal Revenue Code as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

              (c) Company. The term "company" shall mean The Lubrizol Corporation, an Ohio corporation, Its corporate successors and the surviving corporation resulting from any merger of The Lubrizol Corpor-ation with any other corporation or corporations.

              (d) Fund. The term "Fund" shall mean each separate Invest-ment fund established and maintained under the Trust Agreement.

              (e) Lubrizol Profit-Sharing Plan. The term "Lubrizol Profit-Sharing Plan" shall mean The Lubrizol Corporation Employees' Profit-Sharing Plan as the same shall be in effect on the date of a Participant's retirement, death, or other termination of employment.

              (f) Participant. The term "Participant" shall mean any person employed by the Company who is designated by the Board of Directors of the Company to participate in the Plan and who has not waived participation in the Plan.

              (g) Plan. The term "Plan" shall mean the excess defined contribution retirement plan as set forth herein, together with all amendments hereto, which Plan shall be called "The Lubrizol Corporation Excess Defined Contribution Plan."

              (h)  Plan Year.   The term "Plan Year" shall mean the calendar
    year.

              (i) Supplemental Company Contributions. The term "Supple-mental Company Contributions" shall mean the contribution made by the Company in accordance with the provisions of Section 2.2.

              (j) Trust Agreement. The term "Trust Agreement" shall mean The Lubrizol Corporation Excess Defined Contribution Plan Trust Agree-ment.

              (k) Trust Assets. The term "Trust Assets" shall mean all Property held by the Trustee pursuant to the Trust Agreement.

              (l)  Trustee.   The term "Trustee" shall mean the trustee of
    The Lubrizol Corporation Excess Defined Contribution Trust.

              (m)  Valuation Date.   The term "Valuation Date" shall mean
    the last day of each Plan Year and any other date as may be agreed upon by the Company and the Trustee.

              1.2  Additional Definitions.   All other words and phrases
used herein shall have the meanings given them in the Lubrizol Profit-Sharing Plan, unless a different meaning is clearly required by the context.
                                    ARTICLE

                           SUPPLEMENTAL CONTRIBUTIONS

              2.1 Eligibility. A Participant whose benefits under the the Lubrizol Profit-Sharing Plan have been limited by Section 415 of the Code, shall be eligible to have contributions made with respect to him under the Plan in accordance with the provisions of this Article II.

              2.2  Supplemental Company Contributions.   In the event
Company contributions under the Lubrizol Profit-Sharing Plan with respect to a Participant are limited due to the provisions of Section 415 of the Code, the amounts by which such contributions are limited shall be contri-buted to the Plan by the Company and shall be designated as Supplemental Company Contributions.

              2.3 Deposit of Contributions. The Company shall cause any Supplemental Company Contributions under the Plan to be delivered to the Trustee not less frequently than annually.

              2.4  Allocation of Contributions.   The Supplemental Company
Contributions deposited with the Trustee shall be allocated among the Separate Accounts of the Participants on whose behalf such contributions are made.

              2.5  Separate Accounts.   Each Participant shall have estab-
lished in his a name Separate Account to which Supplemental Company Contributions shall be allocated in accordance with the provisions of
Section 2.4. Such Separate Accounts shall be adjusted as of each Valuation Date to reflect any increase or decrease in the value of the Fund in which such Separate Account is invested in the following manner:

              (a)  The Trustee shall value all of the Trust
              Assets at fair market value.

              (b) The Company shall then, on the basis of the valuation provided under paragraph (a) above, and after making appropriate adjustments for any dis-tributions, withdrawals, disbursements, as well as one-half of any contributions made since the immediately preceding Valuation Date, ascertain the net increase or decrease in the value of the Trust Assets in each Fund since the immediately preceding Valuation Date.

              (c)  The Company shall then allocate the net
              increase or decrease in the net worth of each fund to the Separate Accounts of Participants in the ratio that the balance of each Separate Account on the day immediately preceding such Valuation Date bears to the aggregate of the balances of all such accounts on the day immediately preceding such Valuation Date and shall credit or charge, as the case may be, each such Separate Account with the amount of its allocated share.

              (d)  The Company shall  then credit each Separate
              Account with the Supplemental Company Contributions allocated Pursuant to Section 2.4.

                                  ARTICLE III

                                  DISTRIBUTION

              3.1  Vesting  .  Each Participant shall be 100 percent vested in the value of his Separate Accounts.

              3.2  Distribution.   Each Participant who terminates employ-
ment with the Company and its related corporations shall receive the balance in his Separate Account as soon as reasonably practicable in the same manner and time Period as his interest in the Lubrizol Profit-Sharing Plan is distributed.

              3.3  Distribution in the Event of Death.   In the event of the
death of a Participant Prior to distribution in full of his interest under the Plan, his Beneficiary shall receive distribution of such interest.
Such Beneficiary shall be the Person designated as the Participant's bene-
ficiary under the Lubrizol Profit-Sharing Plan.   If no Beneficiary survives
such Participant or if no Beneficiary has been designated by such Partici-Pant, the estate of such Participant shall be the Beneficiary and receive
distribution thereof.   If any Beneficiary dies after becoming entitled to
receive distribution hereunder and before such distribution is made in full, and if no other person or persons have been designated to receive the balance of such distribution upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such
balance.   Distribution under this Section 3.3 shall be made in the same manner and time Period as the deceased Participant's interest in the Lubrizol Profit-Sharing Plan is distributed.

                                   ARTICLE IV

                                 ADMINISTRATION

              The Company shall be responsible for the general administra-tion of the Plan, for carrying out the provisions hereof, and for making
any required supplemental benefit payments.   The Company shall have all
such powers as may be necessary to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of any supplemental retirement benefits and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction; and to take such further action as the Company shall deem advisable in the administration of the Plan. The Company may delegate any of its powers, authorities, or responsibilities for the operation and administration of the Plan to any person or committee so designated in writing by it and may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist it in carrying out its duties hereunder. The actions taken and the decisions made by the Company here-under shall be final and binding upon all interested parties.

                                   ARTICLE V

                           AMENDMENT AND TERMINATION

              The Company reserves the right to amend or terminate the Plan at any time by action of its Board of Directors or its representative or delegate; provided, however, that no such action shall adversely affect any Participant or Beneficiary who is receiving supplemental benefits under the Plan, unless an equivalent benefit is provided under another plan or program sponsored by the Company.

                                   ARTICLE VI

                                 MISCELLANEOUS

              6.1  Non-Alienation of Retirement Rights or Benefits.   No
Participant shall encumber or dispose of his right to receive any payments hereunder, which payments or the right thereto are expressly declared to be
non-assignable and non-transferable.   If a Participant or Beneficiary
attempts to assign, transfer, alienate or encumber his right to receive any payment under the Plan or permits the same to be subject to alienation, garnishment, attachment, execution, or levy of any kind, then thereafter during the life of such Participant or Beneficiary and also during any period in which any Participant or Beneficiary is incapable in the judgment of the Company of attending to his financial affairs, any payments which the Company is required to make hereunder may be made, in the discretion of the Company, directly to such Participant or Beneficiary or to any other person for his use or benefit or that of his dependents, if any, including any person furnishing goods or services to or for his use or benefit or the
use or benefit of his dependents, if any.   Each such payment may be made
without the intervention of a guardian, the receipt of the payee shall constitute a complete acquittance to the Company with respect thereto, and the Company shall have no responsibility for the proper allocation thereof.

              6.2 Plan Non-Contractual. Nothing herein contained shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing herein contained shall be construed as a commitment on the part of the Company to continue the employment or the annual rate of compensation of any such person for any period, and all Participants shall remain subject to discharge to the same extent as if the Plan had never been established.

              6.3  Trust.   In order to provide a source of payment for its
obligations under the Plan, the Company has established The Lubrizol Corporation Excess Defined Contribution Plan Trust.

              6.4   Interest of a Participant.   Subject  to the provisions of
the Trust Agreement, the obligation of the Company under the Plan to provide a Participant or Beneficiary with supplemental retirement benefits merely constitutes the unsecured promise of the Company to make payments as provided herein, and no person shall have any interest in, or a lien or prior claim upon, any property of the Company.

              6.5  Controlling Status.   No Participant shall be eligible
for a benefit under the Plan unless such Participant is a Participant on the date of his retirement, death, or other termination of employment.

              6.6 Claims of Other Persons. The provisions of the Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

              6.7  Severability.   The invalidity or unenforceability of any
particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

              6.8 Governing Law. The provisions of the Plan shall be governed and construed in accordance with the laws of the State of Ohio.

              EXECUTED at Wickliffe, Ohio this  4th    day of December
                       , 1986.
                                           THE LUBRIZOL CORPORATION

                                               Title: President

                                           And
                                               Title: Secretary

                                FIRST AMENDMENT
                                       TO
                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN

         WHEREAS, the Lubrizol Corporation Excess Defined Contribution Plan (hereinafter referred to as the "Plan") was established effective as of December 31, 1986, by The Lubrizol Corporation (hereinafter referred to as the "Company") for the benefit of certain eligible employees of the Company whose benefits under The Lubrizol Corporation Employees' Profit-Sharing Plan (hereinafter referred to as the "Lubrizol Profit-Sharing Plan") were limited by law; and

         WHEREAS, the Company desires to amend the Plan to reflect further limits on benefits under the Lubrizol Profit-Sharing Plan imposed by the Tax Reform Act of 1986, as amended, as well as limits imposed by law on benefits under The Lubrizol Corporation Employees' Stock Purchase and Savings Plan;

         NOW, THEREFORE, effective as of January 1, 1989, the Plan is hereby amended in the respects hereinafter set forth.

         1. Paragraph (f) of Section 1.1 of the Plan is hereby amended to provide as follows:

                    (f) Participant.   The term "Participant"
              shall mean any person employed by the Company who is listed on Appendix A attached hereto or who is designated by the Board of Directors of the Company to participate in the Plan and who has not waived participation in the Plan.

         2. Paragraph (i) of Section 1.1 of the Plan is hereby amended to provide as follows:

                    (i) Supplemental Company Contributions.  The
              term "Supplemental Company Contributions" shall mean the the Supplemental Matching Contributions and the Supplemental Profit-Sharing Contributions made by the Company under the Plan in accordance with the provisions of Section 2.2.

         3. Section 1.1 of the Plan is hereby amended by the addition of Paragraphs (n), (o), (p), and (q) to provide as follows:

                    (n) Lubrizol EMP/ACT.   The term "Lubrizol
              EMP/ACT" shall mean The Lubrizol Corporation
              Employees' Stock Purchase and Savings Plan is the same shall be in effect on the date of a Participant's retirement, death or other termination of employment.

                    (o) Separate Accounts.  The term "Separate
              Accounts" shall mean each account established on behalf of a Participant under the Plan and credited with Supplemental Profit-Sharing Contributions, Supplemental Matching Contributions, or Supplemental Tax Contributions.

                   (p)  Supplemental Matching Contributions.   The
              term "Supplemental Matching Contributions" shall mean the Supplemental Contributions made by the Company for a Participant whose benefits under the Lubrizol EMP/ACT are limited with respect to any Plan Year by the provisions of Section 401(a)(17) or 415 of the Code.

                   (q)  Supplemental Profit-Sharing
              Contributions.   The term "Supplemental Profit-
              Sharing Contributions" shall mean the Supplemental Contribution made by the Company for a Participant whose benefits under the Lubrizol Profit-Sharing Plan are limited with respect to any Plan Year by the provisions of Section 401(a)(17) or 415 of the Code.

         4. Section 1.2 of the Plan is hereby amended to provide as follows:

                   1.2 Additional Definitions.   All other words
              and phrases used herein shall have the meanings given them in the Lubrizol Profit-Sharing Plan and the Lubrizol EMP/ACT, unless a different meaning is clearly required by the context.

         5. Section 2.1 of the Plan is hereby amended to provide as follows:

                   2.1  Eligibility.   A Participant whose
              benefits under the Lubrizol Profit-Sharing Plan or the Lubrizol EMP/ACT are limited with respect to any Plan Year by Section 401(a)(17) or 415 of the Code, shall be eligible to have contributions made with respect to him under the Plan in accordance with the provisions of this Article II.

         6. Section 2.2 of the Plan is hereby amended to provide as follows:

                   2.2  Supplemental Company Contributions.   In
              the event that Company contributions under the Lubrizol Profit-Sharing Plan and/or Matching Contributions under the Lubrizol EMP/ACT with respect to a Participant are limited for any Plan Year due to the provisions of Section 401(a)(17) or 415 of the Code, the amounts by which such contributions are limited shall be credited under the Plan by the Company and shall be designated as

              Supplemental Profit-Sharing Contributions, and Supplemental Matching Contributions, respectively; provided, however, that for purposes of determining the amount of Supplemental Matching Contributions for any Participant it shall be deemed that such Participant made CODA Contributions under the Lubrizol EMP/ACT at the Matched Percentage level with respect to his Compensation irrespective of the limitations under Sections 401(a)(17) and 415
              of the Code.   Supplemental Matching Contributions
              shall be credited to a Participant's Supplemental Matching Account and Supplemental Profit-Sharing Contributions shall be credited to a Participant's Supplemental Profit-Sharing Account.

         7. Section 2.3 of the Plan is hereby amended to provide as follows:

                   2.3 Allocation of Contributions.
              Supplemental Profit-Sharing Contributions shall be allocated to a Participant's Supplemental Profit
              Sharing Account and Supplemental Matching
              Contributions shall be allocated to a Participant's
              Supplemental Matching Account.

         8. Section 2.4 of the Plan is hereby amended to provide as follows:

                   2.4 Administration of Separate Accounts.
              Each Supplemental Profit-Sharing Account and each Supplemental Matching Account to which contributions under Sections 2.2 and 2.3 are credited and allocated shall be credited monthly with the net monthly increase experienced by the General Fund of the Lubrizol Profit-Sharing Plan.

         9.   Section 2.5 of the Plan is hereby deleted.

        10.   Section 3.2 of the Plan is hereby amended to provide as
follows:
                   3.2  Distribution.   Each Participant who
              terminates employment with the Company and its related corporations shall receive the balance in his Supplemental Profit-Sharing Account as soon as reasonably practicable in the same manner and time period as his interest in the Lubrizol Profit-
              Sharing Plan is distributed and shall receive the balance in his Supplemental Matching Account as soon as reasonably practicable in the same manner and time period as his interest in the Lubrizol
              EMP/ACT is distributed.

         11. Section 3.3 of the Plan is hereby amended to provide as follows:

                    3.3  Distribution in the Event of Death.   In
               the event of the death of a Participant prior to distribution in full of his interest under the Plan, his Beneficiary or Beneficiaries shall receive distribution of such Participant's remaining interest. The Beneficiary of his interest in his Supplemental Profit-Sharing Account shall be the person designated as beneficiary under the Lubrizol Profit-Sharing Plan and the Beneficiary of his interest in his Supplemental Matching Account shall be the person designated as
               his beneficiary under the Lubrizol EMP/ACT.   If no
               Beneficiary survives such Participant or if no Beneficiary has been designated by such Participant, the estate of such Participant shall be the Beneficiary and receive distribution
               thereof.   If any Beneficiary dies after becoming
               entitled to receive distribution hereunder and before such distribution is made in full, and if no other person or persons have been designated to receive the balance of such distribution upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance. Distribution under this
               Section 3.3 of a deceased Participant's
               Supplemental Profit-Sharing Account shall be made in the same manner and time period as the deceased Participant's interest in the Lubrizol Profit-Sharing Plan is distributed and distribution under this Section 3.3 of a deceased Participant's Supplemental Matching Account shall be made in the same manner and time period as the deceased Participant's interest in the Lubrizol EMP/ACT is distributed.

        12. The Plan is hereby amended by adding Appendix A attached hereto at the end thereof.


EXECUTED at Wickliffe, Ohio, this 27th day of   February   , 1991.

                                    THE LUBRIZOL CORPORATION

                                    By:
                                        Title: CEO AND CHAIRMAN OF THE BOARD

                                    And
                                        Title:

                                   APPENDIX A

Officers of the Company who are Participants in the Plan.

1.   L. E. Coleman           7.   W. R. Jones
2.   W. G. Bares             8.   J. R. Cooper
3.   W. D. Manning           9.   R. A. Andreas
4.   R. Y. K. Hsu            10.  J. R. Senz
5.   G. R. Hill              11.  J. R. Ahern
6.   R. W. Scher             12.  K. H. Hopping

                                SECOND AMENDMENT
                                       TO
                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN

     WHEREAS, The Lubrizol Corporation Excess Defined Contribution Plan (the "Plan") was established effective as of December 31, 1986, by The Lubrizol Corporation (the "Company") for the benefit of certain eligible employees of the Company whose benefits under The Lubrizol Corporation Employees' Profit-Sharing Plan (the "Profit-Sharing Plan") and, effective January 1, 1989, The Lubrizol Corporation Employees' Stock Purchase and Savings Plan ("EMP/ACT"), were limited by law; and

     WHEREAS, The Company desires to amend the Plan to expand the definition of Participant.

     NOW, THEREFORE, the Plan is hereby amended in the respects hereinafter set forth.

     1. Effective June 22, 1992, paragraph (f) of Section 1.1 of the Plan is hereby amended to provide as follows:.

                (f) Participant. The term "Participant" shall mean any person employed by the Company who is listed on Appendix A attached hereto, or who is designated by the Board of Directors as an officer for the purposes of
          Section 16 of the Securities Exchange Act of 1934, or whose benefits under the Profit-Sharing Plan or EMP/ACT are limited by the application of Section 401(a)(17) of the Internal Revenue Code of 1986, as amended.

     2.   Effective as of the date of execution of this Amendment
Appendix A is replaced by the Appendix A attached hereto.

EXECUTED at Wickliffe, Ohio, this 28th day of  June         1993.

                                      THE LUBRIZOL CORPORATION

                                      By:
                                      Title:Chairman and Chief
                                            Executive Officer

                                   And By:
                                      Title:Vice President and
                                            Chief Financial Officer

                                   APPENDIX A
                                       TO
                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN

Participant                                 Effective Date
1. L. E.  Coleman                           December 31, 1986
2. W. G.  Bares                             December 31, 1986
3. P. L. Krug (R)                           December 31, 1986
4. W. T. Beargie (R)                        December 31, 1986
5. W. D. Manning                            December 31, 1986
6. R. Y. K. Hsu                             December 31, 1986
7. G. R. Hill                               December 31, 1986
8. R. W. Scher                              December 31, 1986
9. J. P Arzul (D)                           December 31, 1986
10. W. R. Jones                             December 31, 1986
11. R. A. Andreas                           December 31, 1986
12. J. R. Cooper (R)                        December 31, 1986
13. J. I. Rue (R)                           December 31, 1986
14. R. J. Senz                              April 1, 1989
15. J. R. Ahern                             April 1, 1990
16. K. H. Hopping                           April 21, 1991
17. J. W. Bauer                             April 27, 1992
18. D. A. Muskat                            April 27, 1992
19. V. E. Luoma                             June 22, 1992
20. J. G. Bulger                            June 22, 1992
21. S. F. Kirk                              April 26, 1993
22. Y. Le Couedic                           April 26, 1993
23. J. E. Hodge                             April 26, 1993
24. M. W. Meister                           April 26, 1993
25. S. A. DiBiase                           April 26, 1993

R = Retired
D = Deceased

                                THIRD AMENDMENT
                                       TO
                            THE LUBRIZOL CORPORATION
                        EXCESS DEFINED CONTRIBUTION PLAN

     WHEREAS, The Lubrizol Corporation Excess Defined Contribution Plan (the "Plan") was established effective as of December 31, 1986, by The Lubrizol Corporation (the "Company") for the benefit of certain eligible employees of the Company whose benefits under The Lubrizol Corporation Employees' Profit-Sharing Plan (the "Profit-Sharing Plan") and, effective January 1, 1989, The Lubrizol Corporation Employees, Stock Purchase and Savings Plan ("EMP/ACT") were limited by law; and

     WHEREAS, The Company desires to amend the vesting provisions of the Plan to more closely align this Plan with The Lubrizol
Corporation Excess Defined Benefit Plan.

     NOW, THEREFORE, Effective January 1, 1993, Section 3.1 of the Plan is hereby amended in its entirety to read as follows:

          3.1 Vesting. Each Participant as of December 31, 1993, shall be 100 percent vested in the value of his Separate Accounts. Each new Participant after December 31, 1993, shall be vested in the value of his Separate Accounts under this Plan as determined in accordance with the vesting provisions of the underlying qualified plans.

     EXECUTED at Wickliffe, Ohio, this    day of                ,
1993.

                                      THE LUBRIZOL CORPORATION

                                      By:

                                    Title:

                                      By:

                                    Title: